                                                                    EXHIBIT 10.5





THE ISSUANCE OF THIS WARRANT AND THE COMMON STOCK THAT MAY BE ACQUIRED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND THIS WARRANT AND SUCH COMMON STOCK MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER OR OTHER DISPOSITION HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR AN EXEMPTION UNDER THE ACT AND SUCH LAWS IS AVAILABLE FOR THEIR TRANSFER OR OTHER DISPOSITION.


                            CECO ENVIRONMENTAL CORP.

                                     WARRANT

DATED: December 7, 1999 (the "Grant Date")


NUMBER OF SHARES:  217,000


HOLDER:  Lawrence J. Blum


ADDRESS:
-------------------------------------------------------------------------------


1. Grant of Right to Purchase. THIS CERTIFIES THAT the Holder is entitled to purchase from CECO ENVIRONMENTAL CORP., a New York corporation (hereinafter called the "Company"), the number of shares of the Company's common stock ("Common Stock") set forth above, at an exercise price equal to $2.9375 (the "Exercise Price"). This Warrant may be exercised on or after the one year anniversary of the date hereof and prior to expiration as provided in Section 8 below.


2. Expiration Date. All rights granted under this Warrant shall expire on December 6, 2009 (the "Expiration Date") except as provided in Sections 10, 11 and 12 below.


3. Restricted Securities. Subject to Section 9 below, this Warrant and the Common Stock issuable on exercise of this Warrant (the "Underlying Shares") may be transferred, sold, assigned or hypothecated only if registered by the Company under the Act or if the Company has received from counsel to the Holder, reasonably satisfactory to the Company and its counsel, a written opinion to the effect that registration of the Warrant or the Underlying Shares is not necessary in connection with such transfer, sale, assignment or hypothecation. The Holder shall through his counsel provide such information as is reasonably necessary in connection with such opinion. This Warrant and the Underlying Shares shall be appropriately legended to reflect these restrictions and stop transfer instructions shall apply.

4. Mechanics of Assignment. Subject to Section 9, any permitted assignment of this Warrant shall be effected by the Holder by (i) executing a written assignment with the signature of the Holder guaranteed by a commercial bank or a member of the New York Stock Exchange; (ii) surrendering this Warrant for cancellation at the office of the Company, accompanied by the opinion of his counsel referred to above; and (iii) unless in connection with an effective registration statement which covers the sale of this Warrant and or the Underlying Shares, delivery to the Company of a statement by the transferee (in a form acceptable to the Company and its counsel) that such Warrant is being acquired by the transferee for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) new Warrants representing in the aggregate rights to purchase the same number of Underlying Shares as are purchasable under the Warrant surrendered. The transferor will pay all relevant transfer taxes arising from the assignment of this Warrant. Replacement warrants shall bear the same legend as is borne by this Warrant.

5. Definition of Holder. The term "Holder" should be deemed to include any permitted record transferee of this Warrant.

6. Underlying Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and nonassessable and free of all taxes, liens, and charges with respect to the issue thereof and that no personal liability will attach to the Holder thereof. The Company further covenants and agrees that, during the periods within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of this Warrant and all other Warrants.

7. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

8. Adjustments.

   (a) Whenever the Company shall (i) declare or pay a dividend or make a distribution on shares of Common Stock in shares of Common Stock or in any other shares of capital stock of the Company or in other securities of the Company,
(ii) subdivide, split or reclassify the outstanding shares of Common Stock into a greater number of shares of Common Stock or (iii) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Exercise Price in effect at the time of the record date for such dividend or distribution or on the effective date of such subdivision, split, combination or reclassification, shall be proportionately adjusted so that the Holder shall, upon exchange into shares of Common Stock after such time, be entitled to receive the number of shares of Common Stock or other securities of the Company which the Holder would have been entitled to receive immediately after such time had this Warrant been exchanged into shares of Common Stock immediately prior to such time. Such adjustment shall be made successively each time any event described in this paragraph (a) shall occur.

   (b) In case of any reclassification, capital reorganization or change by the Company of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision, combination or reclassification of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock (which is treated in paragraph (a) above), but including any change of such shares into one or more other classes or series of shares of capital stock), or in case of any consolidation of the Company with, or merger of the Company with or into, another person (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any reclassification or change of the Company's outstanding shares), or in case of any sale or other conveyance to another person of the property of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing person shall provide, as a condition to such transaction, that the Holder shall acquire, upon exchange for this Warrant the kind and amount of shares and other securities and property (including cash and evidences of indebtedness) which would have been received by Holder upon such reclassification, reorganization, change, consolidation, merger, or sale or conveyance of assets if the Holder had exchanged this Warrant into shares of Common Stock immediately prior thereto. Such other person, which shall thereafter be deemed to be the Company for purposes of this paragraph (b), shall provide for similar future adjustments as nearly equivalent as may be practicable to the adjustments provided herein. Such adjustment shall be made successively each time any event described above in this paragraph (b) shall occur.

   (c) In the event the Company at any time after the date of the original issuance of this Warrant shall distribute shares of stock or other securities of other persons, evidences of indebtedness issued by the Company or other property (other than cash) to the holders of its Common Stock by way of dividend or otherwise, in either case other than in connection with a capital reorganization, consolidation, merger or sale or other conveyance of all or substantially all of the Company's assets (each of which transactions is provided for in paragraph (b) above), then, in each such case, the Holder, upon exchange of this Warrant into shares of Common Stock as provided hereby, shall be entitled to receive, and the Company shall reserve for issuance to the Holder upon such exchange, the shares of stock or other securities, evidences of indebtedness, or other property which it would have been entitled to receive if it had so exchanged and become the holder of record of the shares of Common Stock issued upon such exchange immediately prior to the record date fixed for the determination of the stockholders entitled to receive such dividend or distribution. The foregoing adjustments shall be made successively whenever any event listed above in this paragraph (c) shall occur.

   (d) Upon the occurrence of any event requiring an adjustment of the Exercise Price, then and in each such case the Company shall give prompt written notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based and stating that such adjustment calculation has been reviewed and approved by the Company's independent certified public accountants.

   (e) In case at any time:


        (i) the Company shall declare any dividend upon its Common Stock payable in cash, stock, property or any security (whether of the Company or otherwise) or make any other distribution to the holders of its Common Stock;


        (ii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;


        (iii) there shall be any capital reorganization or reclassification of the capital stock of the Company, or a consolidation or merger of the Company with or into, or a sale of all or substantially all its assets to, another entity or entities; or


        (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give (A) at least ten days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least ten days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Notwithstanding the provisions of this paragraph
(e) set forth above, whenever the Company shall be required to give written notice of any event, such notice shall be deemed to have been given if the Company issues a public announcement of such event within the applicable time frame set out above in this paragraph (e).

 9. No Transfers Prior to Death. This Warrant shall be neither transferable nor assignable by the Holder, either voluntarily or involuntarily, other than by will or by the laws of descent and distribution and may be exercised, during Holder's lifetime, only by Holder.

10. Vestings. This Warrant shall become exercisable in installments, the Holder having the right to purchase from the Company the following number of Underlying Shares upon exercise of the Warrant, on and after the following dates:

   (a) on and after the date that is one (1) year after the Grant Date, not more than twenty-five percent (25%) of the total number of Underlying Shares issuable pursuant to this Warrant; and

   (b) on and after the date that is two (2) years after the Grant Date, not more than fifty percent (50%) of the total number of Underlying Shares issuable pursuant to this Warrant (less any Underlying Shares previously purchased pursuant to prior partial exercises of this Warrant); and

   (c) on and after the date that is three (3) years after the Grant Date, not more than seventy-five percent (75%) of the total number of Underlying Shares issuable pursuant to this Warrant (less any Underlying Shares previously purchased pursuant to prior partial exercises of this Warrant); and

   (d) on and after the date that is four (4) years after the Grant Date all of the Underlying Shares issuable pursuant to this Warrant (less any Underlying Shares previously purchased pursuant to prior partial exercises of this Warrant).

If the initial Holder (i) voluntarily terminates his employment with the Company or any of its subsidiaries (other than a termination under Section 5(c) of the initial Holder's employment agreement with CECO Group, Inc.), (ii) is terminated for Cause, as defined in and pursuant to the Holder's employment agreement with a subsidiary of the Company, (iii) dies or (iv) ceases to be employed by the Company or any of its subsidiaries as a result of becoming disabled, then the right to purchase additional Underlying Shares hereunder, other than Underlying Shares that the initial Holder then had the right to purchase immediately prior to such event, shall immediately terminate. The right to purchase Underlying Shares that the Holder then has the right to purchase shall be, subject to the provisions of Sections 11 and 12 hereof, exercisable prior to the Expiration Date. Once exercisable, the right to purchase Underlying Shares shall remain so exercisable unless this Warrant is sooner terminated under Sections 11 and 12 of this Warrant.

11. Accelerated Termination of Warrant Term. The Warrant shall cease to be exercisable (a) at the Expiration Date, or (b) prior to the Expiration Date, should one of the following provisions become applicable:

                   (i) Except as otherwise provided in subparagraphs (ii),
(iii), (iv) or (v) below, should the initial Holder cease to be an employee of the Company or any of its subsidiaries at any time prior to the Expiration Date (other than a termination under Section 5(c) of the initial Holder's employment agreement with CECO Group, Inc.), then the remaining period for exercising this Warrant shall be a twelve (12) complete calendar month period commencing on the date of such cessation of employee status, but in no event shall this Warrant be exercisable at any time after the Expiration Date. Upon the expiration of such twelve (12) month period or (if earlier) upon the Expiration Date, this Warrant shall terminate and cease to be outstanding.

                  (ii) Should the initial Holder die while this Warrant is outstanding, then the executors or administrators of Holder's estate or Holder's heirs or legatees (as the case may be) shall have the right to exercise this Warrant for the number of shares (if any) for which the Warrant is exercisable on the date of such Holder's death. Such right shall lapse and this Warrant shall cease to be exercisable upon the earlier of (i) twelve (12) complete calendar months commencing on the date of the Holder's death or (ii) the Expiration Date.

                   (iii) Should the initial Holder become permanently disabled and cease by reason thereof to be an employee of the Company or any of its subsidiaries at any time during the Warrant term, then Holder shall have a period of twelve (12) complete calendar months commencing on the date of the Holder's cessation of Employee status during which to exercise this Warrant; provided, however, that in no event shall this Warrant be exercisable at any time after the Expiration Date. The initial Holder shall be deemed to be permanently disabled if Holder is, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of not less than six months, unable to perform his usual duties for the Company or its subsidiary corporations.

                   (iv) Should the initial Holder's status as an employee be terminated for cause (including, but not limited to, any act of dishonesty, willful misconduct, failure to perform material duties, fraud or embezzlement or any unauthorized disclosure or use of confidential information or trade secrets or as otherwise defined in the initial Holder's employment agreement with the Company's subsidiary) or should the initial Holder make or attempt to make any unauthorized use or disclosure of the confidential information or trade secrets of the Company or any subsidiary corporations, then in any such event this Warrant shall terminate and cease to be exercisable upon the earlier of (i) the date that is thirty (30) days after the date of such termination of employee status or such unauthorized disclosure or use of confidential or secret information or attempt thereat, or (ii) the Expiration Date. Nothing hereunder shall limit any remedy available to the Company, any subsidiary corporation, at law, in equity or otherwise, recoverable from Holder for any such act, disclosure or use by Holder.

                   (v) Should the initial Holder's status as an employee of a subsidiary of the Company be terminated by such subsidiary other than for Cause, as defined in the initial Holder's employment agreement with such subsidiary, this Warrant shall not expire until the Expiration Date except as provided in
Section 12 below.

12.  Special Termination of Warrant.

   (a) In the event the Company shall engage in one or more of the following transactions (a "Corporate Transaction"):

                   (i) a merger, consolidation or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation;

                   (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

                   (iii) any other corporate reorganization or business combination in which fifty percent (50%) or more of the Company's outstanding voting stock is purchased by, exchanged with or otherwise transferred to new holders in a single transaction or a series of related transactions;

then this Warrant shall expire upon the consummation of such Corporate Transaction and cease to be exercisable, unless the obligations of the Company under this Warrant are expressly assumed by the successor corporation or corporation parent thereof. The Company shall provide the Holder at least thirty
(30) days prior written notice of the date of the Corporate Transaction and whether, upon such Corporate Transaction, this Warrant shall expire or be assumed by the successor corporation or parent corporation thereof. The Company can give no assurance that this Warrant shall be assumed by the successor corporation or its parent company and it may occur that some of the Company's stock purchase warrants and stock options outstanding on or prior to the date of a Corporate Transaction will be assumed or otherwise modified while this Warrant is terminated or vice versa. Such termination or assumption will not necessary be on the same terms on which other substantially similar warrants are terminated or assumed.


   (b) In the event of a Corporate Transaction, the Company shall accelerate the vesting schedule contained in Section 10 hereof, and the Holder shall have the right to exercise the Warrant with respect to all Underlying Shares not then subject to purchase pursuant to Section 10 for a period of not less than five
(5) days ending on the date of the consummation of the Corporate Transaction. The Company shall give the Holder written notice of such period.


   (c) This Warrant shall not in any way affect the right of the Company to make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


13. Mechanics of Exercise. The rights represented by this Warrant may be exercised at any time within the period above specified by (i) surrender of this Warrant, endorsed to the Company, with signature guaranteed by a commercial bank or a member firm of the New York Stock Exchange, at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), accompanied by a statement signed by the Holder stating the extent to which the Holder is exercising this Warrant; (ii) payment to the Company of the exercise price for the number of Underlying Shares specified in the above-mentioned writing together with applicable stock transfer taxes, if any; and (iii) unless in connection with an effective registration statement which covers the sale Underlying Shares, the delivery to the Company of a statement by the Holder (in a form acceptable to the Company and its counsel) that such Underlying Shares are being acquired by the Holder for investment and not with a view to their distribution or resale.


14. Miscellaneous. This Warrant shall be governed by and construed in accordance with the laws of the state of New York. The federal and state courts in Chicago, Illinois shall have exclusive jurisdiction over this instrument and the enforcement thereof. Service of process shall be effective if by certified mail, return receipt requested. All notices shall be in writing and shall be deemed given upon receipt by the party to whom addressed. This instrument shall be enforceable by decrees of specific performances well as other remedies.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer, and to be dated as of the date set forth above.


CECO ENVIRONMENTAL CORP.


By: Phillip DeZwirek
    -------------------------------

Name: Phillip DeZwirek
      -----------------------------

Its: President
     ------------------------------